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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   _________

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 21, 2001


                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                         1-777                 13-5583779
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

     6501 Legacy Drive
     Plano, Texas                                       75024-3698

     (Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Item 5.  Other Events and Regulation FD Disclosure

          J. C. Penney Company, Inc. hereby files the following News Releases, along with the following additional information:

          . News Release dated September 21, 2001, (attached as Exhibit 99(a)) announcing its third quarter dividend;

          . News Release dated October 8, 2001, (attached as Exhibit 99(b)) announcing September sales; and

          . News Release dated October 8, 2001, (attached as Exhibit 99(c)) reaffirming its intent to offer convertible subordinated notes.

          It is not possible to predict the medium or long-term effects of the September 11, 2001 terrorist attacks on the economy or on consumer confidence in the United States, or the impact, if any, on the Company's future results of operations.

          As of October 5, 2001, the high and low sale prices for the Common Stock on the New York Stock Exchange Composite Tape for the third quarter were $25 and $18.64.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99(a)  J. C. Penney Company, Inc. News Release of September 21,
                     2001

              99(b)  J. C. Penney Company, Inc. News Release of October 8, 2001

              99(c)  J. C. Penney Company, Inc. News Release of October 8, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 J. C. PENNEY COMPANY, INC.



                                 By: /s/ Charles R. Lotter
                                    ------------------------------------------
                                     Charles R. Lotter
                                     Executive Vice President, Secretary and
                                       General Counsel

Date:  October 8, 2001

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